UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                    November 4, 2004

Conexant Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-179943

(State or other jurisdiction	(Commission	(I.R.S.
Employer of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach,
California	92660

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                    949-483-4600

100 Schulz Drive, Red Bank, NJ 07701

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth under “Item 7.01. Regulation FD Disclosure” of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 4, 2004, Conexant Systems, Inc. (the Company) reached a settlement with Agere Systems, Inc. (Agere) with respect to three lawsuits between Agere and Intersil Corporation (Intersil) described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004. The Company’s GlobespanVirata, Inc. subsidiary (now named Conexant, Inc.) acquired the WLAN Group of Intersil in August 2003. Under the settlement, all pending litigation between the companies has been settled under mutually agreeable terms. As part of this overall settlement, the Company will make a one-time cash payment to Agere in the amount of $8.0 million by November 28, 2004.

The Company and Agere have agreed to dismiss all claims against each other, including claims made by Agere in two cases pending before the Federal District Courts for the District of Delaware and the Eastern District of Pennsylvania related to wireless LAN technology and other claims made by Agere in a third case pending before the Federal District Court for the District of Delaware related to wireless LAN and semiconductor process technology. The two companies have also entered into various license agreements covering the patents involved in the suits and other semiconductor devices.

While this settlement was entered into subsequent to the release of the Company’s fourth quarter of fiscal 2004 financial results, it is required to be reflected in the fourth quarter of fiscal 2004 financial results based on accounting rules applicable to this type of subsequent event. Therefore, the effects of the settlement will be included in the Company’s final fiscal 2004 results to be reported in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004. The Company has previously reserved $5.0 million for this litigation matter. Accordingly, the Company will record a charge of $3.0 million in the fourth fiscal quarter of 2004, which represents the unreserved portion of this settlement. The Company’s restated financial data for the three and twelve months ended September 30, 2004 are furnished as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99 Consolidated Financial Data for the three and twelve months ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.
November 10, 2004	By:	J. Scott Blouin
		Name:	J. Scott Blouin
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99	Consolidated Financial Data for the three and twelve months ended September 30, 2004.